Concentration and Risks	9 Months Ended
Sep. 30, 2020
Risks and Uncertainties [Abstract]
Concentration and Risks
3. Concentration and Risks
Financial instruments that potentially expose the Group to significant concentration of credit risk primarily consist of cash and cash equivalents, time deposits and short-term investments. As of September 30, 2020, substantially all of the Group’s cash and cash equivalents, time deposits and short-term investments were held in major financial institutions located in Mainland China and Hong Kong, which management considered being of high credit quality.
There was no customer individually account for more than 10% of the total net revenues for the nine months ended September 30, 2019 and 2020, respectively. There was one instructor and two instructors, through whom the Company’s net learning services and products revenue earned was more than 10% of the Company’s net learning services and products revenue for the nine months ended September 30, 2019 and 2020, respectively.